Exhibit 10.42

Form of Incremental Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES; PROVIDED THAT IF ANY SECURITIES ARE PLEDGED AND THE PLEDGEE TAKES POSSESSION OF SUCH SECURITIES, SUCH PLEDGEE MUST AGREE TO BE SUBJECT TO THE SAME RESTRICTIONS THE PLEDGOR WAS SUBJECT TO WITH RESPECT TO SUCH SECURITIES.

CLASS A COMMON STOCK PURCHASE WARRANT

PURPLE INNOVATION, INC.

Warrant Shares: [●]	Initial Exercise Date: March 12, 2025

THIS CLASS A COMMON STOCK PURCHASE WARRANT (this “Incremental Warrant”) certifies that, for value received, [●] or its assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date set forth above (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on March 12, 2035 (the “Expiration Date”), to subscribe for and purchase from Purple Innovation, Inc., a Delaware corporation (the “Company”), up to [●] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Class A common stock of the Company, par value $.0001 (“Common Stock”). The purchase price of each share of Common Stock under this Incremental Warrant shall be equal to the Warrant Price, as defined in Section 2.1.

1. Warrant.

1.1 Warrant Register. The Company shall register this Incremental Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.

1.2 Registered Holder. Prior to due presentment for registration of transfer of any Incremental Warrant, the Company may deem and treat the person in whose name such Incremental Warrant is registered in the Warrant Register as the absolute owner of such Incremental Warrant and of each Incremental Warrant represented thereby, for the purpose of any exercise thereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

2. Terms and Exercise of Incremental Warrant.

2.1 Warrant Price. This Incremental Warrant shall entitle the Holder hereof to purchase from the Company the number of shares of Common Stock stated herein, at the price of $1.50 per share, subject to the adjustments provided in Section 3 hereof. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time this Incremental Warrant is exercised.

2.2 Duration of Incremental Warrant. This Incremental Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Initial Exercise Date and terminating at 5:00 p.m., New York City time on the Expiration Date. Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 5 hereof), if this Incremental Warrant is not exercised on or before the Expiration Date it shall become void, and all rights hereunder shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Incremental Warrant by delaying the Expiration Date.

2.3 Exercise of Incremental Warrant.

2.3.1 Payment. Subject to the provisions of this Incremental Warrant, this Incremental Warrant may be exercised by the Holder hereof, in whole or in part, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”), and by paying in full the Warrant Price for each full share of Common Stock as to which this Incremental Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Incremental Warrant, the exchange of this Incremental Warrant for the shares of Common Stock and the issuance of such Common Stock, as follows:

(a) in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company; or

(b) by surrendering this Incremental Warrant for that number of shares of Common Stock equal to (x) the product of the number of shares of Common Stock for which this Incremental Warrant is being exercised, multiplied by the difference between the Warrant Price and the Fair Market Value, as defined in this Section 2.3.1(b), divided by (y) the Fair Market Value. Solely for the purposes of this Section 2.3.1(b), the term “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) Trading Day period ending on the third Trading Day prior to the date on which notice of exercise of this Incremental Warrant is sent to the Company. The term “Trading Day” as used in this Incremental Warrant shall mean any day on which the Common Stock is traded for any period on Nasdaq, or on the principal United States securities exchange or market on which the Common Stock is then being traded; provided, however, that during any period in which the Common Stock is not listed or quoted on Nasdaq, or any other United States securities exchange or market, the term “Trading Day” shall mean any Business Day.

2.3.2 Issuance of Shares of Common Stock on Exercise. Within the earlier of (i) two Trading Days and (ii) the number of Trading Days comprising the standard settlement period for equity trades effected by U.S. broker-dealers after the exercise of this Incremental Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to Section 2.3.1(a)) (such period, the “Delivery Period”), the Company shall issue to the Holder of this Incremental Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Incremental Warrant shall not have been exercised in full, a new countersigned Incremental Warrant for the number of shares as to which this Incremental Warrant shall not have been exercised. Subject to Section 3.8 of this Agreement, the Holder of this Incremental Warrant may exercise this Incremental Warrant only for a whole number of shares of Common Stock. In no event will the Company be required to net cash settle the Incremental Warrant exercise. If, by reason of any exercise of warrants on a “cashless basis”, the Holder would be entitled, upon the exercise of this Incremental Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to the Holder.

2.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Incremental Warrant shall be validly issued, fully paid and nonassessable.

2.3.4 Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Incremental Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

2.3.5 Buy-In. In addition to any other rights or remedies available to the Holder hereunder or otherwise at law or in equity, if the Company fails to cause Pacific Stock Transfer Company (the “Transfer Agent”) to deliver to the Holder the Warrant Shares in accordance with Section 2.3.2, and if after such Delivery Period the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder or Holder’s brokerage firm otherwise purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Incremental Warrant and equivalent number of Warrant Shares for which such exercise was not honored and refund the Warrant Price therefor, to the extent paid by Holder, or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise to cover the sale of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Without duplication of the Buy-In remedy described in this Section 2.3.5, nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the shares of Common Stock upon Exercise of the Incremental Warrant as required pursuant to the terms hereof.

2.3.6 Maximum Percentage. The Company shall not effect the exercise of this Incremental Warrant, and the Holder shall not have the right to exercise this Incremental Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates (as defined in Rule 405 of the Securities Act)), to the Company’s actual knowledge, would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Incremental Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Incremental Warrant beneficially owned by the Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes, convertible preferred stock or other warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Incremental Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of this Incremental Warrant results in the Holder and its affiliates being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and its affiliates’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall reinstate the portion of the Incremental Warrant and equivalent number of Warrant Shares for which such Excess Shares were voided and return to the Holder the Warrant Price paid by the Holder for the Excess Shares. By written notice to the Company, the Holder of this Incremental Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company and provided, further, that the Maximum Percentage shall in no event exceed 49.9% prior to the termination of the Tax Receivable Agreement, dated February 2, 2018, by and between Purple Innovation, Inc. and InnoHold, LLC.

3. Adjustments.

3.1 Stock Dividends and Splits.

3.1.1 Split-Ups. If, at any time while this Incremental Warrant is outstanding and unexpired, and subject to the provisions of Section 3.8 below, the number of outstanding shares of Common Stock is increased by a stock dividend or other distribution payable in shares of Common Stock, or by a split-up, stock split or other reclassification of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, distribution, split-up, stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Incremental Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock.

3.1.2 Rights Offering. If the Company, at any time while this Incremental Warrant is outstanding and unexpired, shall undertake a rights offering to holders of the Common Stock entitling such holders to purchase shares of Common Stock at a price less than the “Fair Market Value” (as defined in this Section 3.1.2), other than as described in Section 3.4 below (any such non-excluded event being referred to as a “Rights Offering”), such Rights Offering shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such Rights Offering (or issuable under any other equity securities sold in such Rights Offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such Rights Offering divided by (y) the Fair Market Value. The number of shares of Common Stock issuable on exercise of this Incremental Warrant shall be increased in proportion to such deemed increase in the outstanding shares of Common Stock and the Warrant Price shall be adjusted (to the nearest cent) by multiplying the Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Incremental Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. For purposes of this Section 3.1.2, (i) if the Rights Offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the five (5) Trading Day period ending on, and including, the second Trading Day immediately preceding the record date used to determine which holders of Common Stock will receive such rights.

3.1.3 Extraordinary Dividends. If the Company, at any time while this Incremental Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Incremental Warrant is convertible), other than as described in Section 3.1.1 or 3.1.2 above, (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend.

3.2 Aggregation of Shares. If, at any time while this Incremental Warrant is outstanding and unexpired, and subject to the provisions of Section 3.8 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Incremental Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

3.3 Adjustments in Warrant Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Incremental Warrant is adjusted as provided in Section 3.1.1 or Section 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Incremental Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.4 Adjustment Upon Issuance of Shares of Common Stock. If, at any time while this Incremental Warrant is outstanding and unexpired, the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or in accordance with this Section 3 is deemed to have granted, issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities granted, issued or sold or deemed to have been granted, issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Warrant Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (such Warrant Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to an amount equal to the New Issuance Price. The term “Excluded Securities” shall mean (i) shares of Common Stock and/or restricted stock, restricted stock units, options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such restricted stock, restricted stock units, options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase, stock option plans, stock incentive plans, or other arrangements that are approved by the board of directors of the Company; (ii) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities that are outstanding as of the Initial Exercise Date, including this Incremental Warrant or any other similar warrants outstanding on the Initial Exercise Date, provided that the conversion or exercise price of any such Options or Convertible Securities is not lowered, none of such Options or Convertible Securities are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Options or Convertible Securities are otherwise changed in any manner that adversely affects the Holder (other than in connection with any stock split or combination); and (iii) securities issued pursuant to acquisitions or strategic transactions, or a series of transactions, approved by a majority of the disinterested directors of the Company, provided that such securities shall not in the aggregate represent more than 10% of the total voting power of all voting securities of the Company and, provided, further, such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 90 day period following the Initial Exercise Date, and provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, in each case as determined in good faith by the Board of Directors of the Company. For the avoidance of doubt, Excluded Securities shall not include securities issued in a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. For the avoidance of doubt, the provisions of this Section 3.4 shall not apply to any shares issued pursuant to that certain Agreement and Plan of Merger dated August 31, 2022, by and among the Company, Gelato Intermediate, LLC, Gelato Merger Sub, Inc., Advanced Comfort Technologies, Inc., and D. Scott Peterson. For all purposes of the foregoing (including, without limitation, determining the adjusted Warrant Price and the New Issuance Price under this Section 3.4), the following shall be applicable:

3.4.1 Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities, as defined in Section 3.4.2 (“Options”) and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3.4.1, the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable (in each case, assuming all possible market conditions) by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other person) upon the granting, issuance or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other person). Except as contemplated below, no further adjustment of the Warrant Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

3.4.2 Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale (or the time of execution of such agreement to issue or sell, as applicable) of such Convertible Securities for such price per share. For the purposes of this Section 3.4.2, the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable (in each case, assuming all possible market conditions) by the Company with respect to one share of Common Stock upon the issuance or sale (or pursuant to the agreement to issue or sell, as applicable) of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other person) upon the issuance or sale (or the agreement to issue or sell, as applicable) of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other person). Except as contemplated below, no further adjustment of the Warrant Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Incremental Warrant has been or is to be made pursuant to other provisions of this Section 3.4, except as contemplated below, no further adjustment of the Warrant Price shall be made by reason of such issuance or sale.

3.4.3 Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Sections 3.1 and 3.2), the Warrant Price in effect at the time of such increase or decrease shall be adjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3.4.3, if the terms of any Option or Convertible Security (including, without limitation, any Option or Convertible Security that was outstanding as of the Initial Exercise Date) are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3.4 shall be made if such adjustment would result in an increase of the Warrant Price then in effect.

3.4.4 Calculation of Consideration Received. If any Option, Convertible Security or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option, Convertible Security or Adjustment Right together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Sections 3.4.1 or 3.4.2 above and (z) the lowest volume weighted average price of the shares of Common Stock on any Trading Day during the five (5) Trading Day period (the “Adjustment Period”) immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of Nasdaq on a Trading Day, such Trading Day shall be the first Trading Day in the Adjustment Period and if this Incremental Warrant is exercised on any given date during any such Adjustment Period, solely with respect to such portion of this Incremental Warrant exercised on such date, the applicable Adjustment Period shall be deemed to have ended on, and included, the Trading Day immediately prior to such date of exercise). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company in respect of such securities will be the volume weighted average price of such security as reported during the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company. For purposes of this Section 3.4.4, “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with this Section 3) of shares of Common Stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

3.4.5 Record Date. If the Company sets a record date for purposes of determining the holders of shares of Common Stock entitled (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

3.5 Number of Warrant Shares. Simultaneously with any adjustment of the Warrant Price pursuant to Section 3.4, the number of Warrant Shares that may be purchased upon exercise of this Incremental Warrant shall be increased (and in no event decreased) to a number of Warrant Shares equal to: (i) the product of (A) the Warrant Price in effect immediately prior to any such adjustment multiplied by (B) the number of Warrant Shares issuable upon exercise of this Incremental Warrant immediately prior to any such adjustment; divided by (ii) the Warrant Price resulting from such adjustment before giving effect to the Incremental Warrant Floor Price, as defined below.

3.6 Replacement of Securities upon Reorganization, Etc.

3.6.1 Fundamental Transaction. In the case of (a) any reclassification or reorganization of the outstanding shares of Common Stock (other than a change solely under Section 3.1 or Section 3.2 hereof or that solely affects the par value of such shares of Common Stock or any internal reorganization, including but not limited to the merger of Intellibed, LLC into Purple Innovation, LLC), (b) any (i) merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock) or (ii) merger or consolidation of the Company or any subsidiary of the Company with or into another corporation (other than any internal reorganization, including but not limited to the merger of Intellibed, LLC into Purple Innovation, LLC), in which stockholders of the Company immediately prior to such transaction own or receive less than a majority of the outstanding stock of the surviving entity, (c) any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, or (d) any tender, exchange or redemption offer made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock (each of (a)-(d), a “Fundamental Transaction”), then the Holder of this Incremental Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Incremental Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, for each share of Common Stock which may be purchased upon exercise of this Incremental Warrant at the effective time of the Fundamental Transaction (without giving effect to the Maximum Percentage), the kind and amount of shares of stock or other securities or property (including cash) receivable in respect of each share of Common Stock upon such Fundamental Transaction (the “Alternate Consideration”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon a Fundamental Transaction, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which this Incremental Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Fundamental Transaction that affirmatively make such election, and (ii) in the event of a Fundamental Transaction under clause (d) above, the Holder of this Incremental Warrant shall be entitled to receive as the Alternate Consideration, the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised this Incremental Warrant in full (without giving effect to the Maximum Percentage) prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3. The Company shall cause any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation to assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Incremental Warrant.

3.6.2 Warrant Price Adjustment. In the event (a) any Fundamental Transaction occurs, (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 25% or more of the total voting power of all voting securities of the Company, (c) in connection with any purchase, merger or other acquisition transaction or series of transactions, the Company issues securities which entitle the recipients thereof (other than Holder and its affiliates), in the aggregate, to exercise 25% or more of the total voting power of all voting securities of the Company, or (d) the Board of Directors of the Company ceases to be comprised of a majority of independent directors (as defined under Nasdaq rules) for a period of longer than 60 consecutive days (each of (a)-(d), a “Warrant Price Adjustment Transaction”), then in each such case the Warrant Price shall be reduced by the Black-Scholes Warrant Value (as defined below) unless the Holder has made an election under Section 3.6.3 below in relation to the same Warrant Price Adjustment Transaction in which case the Warrant Price for the portion of this Incremental Warrant for which such election under Section 3.6.3 was made shall not be adjusted.

3.6.3 Warrant Repurchase. Upon (a) the consummation of any Fundamental Transaction or (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becoming the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 50% or more of the total voting power of all voting securities of the Company (each of (a) and (b), a “Repurchase Transaction”), at the request of the Holder delivered at any time during the period commencing on the earliest to occur of (i) the public disclosure of any Repurchase Transaction, (ii) the consummation of any Repurchase Transaction and (iii) the Holder first becoming aware of any Repurchase Transaction, in each case through the date that is 45 days after the public disclosure of the consummation of such Repurchase Transaction by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Company (or the successor entity to the Company) shall purchase all or a portion of this Incremental Warrant requested by the Holder from the Holder by paying to the Holder, within five Trading Days after such request (or, if such request is given prior to the consummation of such Repurchase Transaction, on the effective date of (and subject to) the consummation of the Repurchase Transaction), cash in an amount equal to the Black-Scholes Warrant Value multiplied by the number of Warrant Shares for the portion of this Incremental Warrant which has been requested to be repurchased.

3.6.4 Black-Scholes Warrant Value. “Black-Scholes Warrant Value” means the value of the right to exercise this Incremental Warrant in respect of each Incremental Warrant Share immediately prior to the consummation of the Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, or at such other time as set forth herein as the case may be, based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”, obtained from the “OVME” function). For purposes of calculating such amount, (a) Section 5 of this Agreement shall be taken into account, (b) the price of each share of Common Stock shall be the greater of the volume weighted average price of the Common Stock as reported during the thirty (30) Trading Day period ending on the Trading Day prior to the effective date of the applicable event or the volume weighted average price of the Common Stock as reported during the Trading Day immediately preceding the effective date of consummation of the applicable event, (c) the assumed volatility shall be the greater of 100% or the 90 day volatility obtained from the HVT function on Bloomberg determined as of the Trading Day immediately prior to the day of the announcement of the applicable event, and (d) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of this Incremental Warrant.

3.6.5 Subsequent Adjustments. The provisions of this Section 3.6 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Incremental Warrant.

3.7 Notices of Changes in Incremental Warrant. Upon every adjustment of the Warrant Price or the number of shares of Common Stock issuable upon exercise of this Incremental Warrant, the Company shall give written notice thereof to the Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Incremental Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in this Section 3, the Company shall give written notice of the occurrence of such event to the Holder of this Incremental Warrant, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.8 No Fractional Shares. Notwithstanding any provision contained in this Incremental Warrant to the contrary, the Company shall not issue fractional shares upon the exercise of this Incremental Warrant. If, by reason of any adjustment made pursuant to this Section 3, the Holder of this Incremental Warrant would be entitled, upon the exercise of this Incremental Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Holder.

3.9 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of this Incremental Warrant in order to (i) avoid an adverse impact on this Incremental Warrant and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Incremental Warrant is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Incremental Warrant in a manner that is consistent with any adjustment recommended in such opinion.

3.10 Voluntary Adjustment by Company. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date for a period of not less than twenty (20) Business Days, provided, however, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Holder of this Incremental Warrant.

3.11 Warrant Floor Price. No adjustment pursuant to Section 3.1.2, Section 3.4, Section 3.6.2 or Sections 3.9 - 3.10 shall cause the Warrant Price to be less than $0.6979 (as adjusted pursuant to Section 3.1.3 and Section 3.3) “Warrant Floor Price”. Notwithstanding the foregoing, the Company may at its option seek stockholder approval to allow the Warrant Price to go below the Warrant Floor Price, and in the event that it does, nothing contained in this Section 3.11 shall apply and any adjustments that would otherwise have occurred in this Section 3 but for this Section 3.11 shall be deemed to have occurred immediately after the occurrence of such stockholder approval.

4. Transfer and Exchange of Incremental Warrant.

4.1 New Incremental Warrants. This Incremental Warrant may be divided or combined with other Incremental Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Incremental Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Incremental Warrant or Incremental Warrants in exchange for this Incremental Warrant or Incremental Warrants to be divided or combined in accordance with such notice. All Incremental Warrants issued on transfer or exchanges shall be dated the Initial Exercise Date and shall be identical with this Incremental Warrant except as to the number of Warrant Shares issuable pursuant thereto.

4.2 Transfer of Incremental Warrants. Subject to compliance with any applicable securities laws, this Incremental Warrant and all rights hereunder (including, without limitation, any related registration rights) are transferable, in whole or in part, upon surrender of this Incremental Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Incremental Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Incremental Warrant or Incremental Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Incremental Warrant evidencing the portion of this Incremental Warrant not so assigned, and this Incremental Warrant shall promptly be cancelled. This Incremental Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Incremental Warrant issued.

4.3 Fractional Incremental Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

4.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Incremental Warrant.

5. Redemption.

5.1 Redemption. This Incremental Warrant may be redeemed, in full but not in part, at the option of the Company, at any time while it is exercisable and prior to its expiration upon notice to the Holder of this Incremental Warrant, as described in Section 5.2 below, at the price of $0.01 per Incremental Warrant Share (the “Redemption Price”), at such time that all of the following conditions are satisfied:

5.1.1 the last sales price of the Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Sections 3.1-3.3 hereof), on each of twenty (20) Trading Days within the thirty (30) Trading Day period ending on the third Business Day prior to the date on which notice of the redemption is given;

5.1.2 there is an effective registration statement covering the shares of Common Stock issuable upon exercise of this Incremental Warrant, and a current prospectus relating thereto, available throughout the Redemption Period (as defined in Section 5.2 below);

5.1.3 the number of shares of Common Stock issuable upon the exercise in full of this Incremental Warrant during the Redemption Period would not be reduced by the application of Section 2.3.6 (the Maximum Percentage); and

5.1.4 all other warrants of the Company redeemable at such time also are redeemed or required to exercise by the Company.

5.2 Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem this Incremental Warrant in full, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than forty-five (45) days prior to the Redemption Date (such period, the “Redemption Period”) to the Holder of this Incremental Warrant to be redeemed at his, her or its last addresses as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

5.3 Exercise After Notice of Redemption. This Incremental Warrant may be exercised, for cash (or on a “cashless basis” in accordance with Section 2.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 5.2 hereof and prior to the Redemption Date. In the event that the Company determines to require the Holders to exercise this Incremental Warrant on a “cashless basis” pursuant to Section 2.3.1, the notice of redemption shall contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of this Incremental Warrant on a “cashless basis” pursuant to Section 2.3.1, including the “Fair Market Value” (as such term is defined in Section 2.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of this Incremental Warrant shall have no further rights except to receive, upon surrender of this Incremental Warrant, the Redemption Price.

6. Other Provisions Relating to Rights of Holder.

6.1 No Rights as Stockholder. This Incremental Warrant does not entitle the Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2 Lost, Stolen, Mutilated, or Destroyed Incremental Warrants. If this Incremental Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their reasonable discretion impose (which shall, in the case of a mutilated Incremental Warrant, include the surrender thereof), issue a new Incremental Warrant of like denomination, tenor, and date as this Incremental Warrant so lost, stolen, mutilated, or destroyed. Any such new Incremental Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Incremental Warrant shall be at any time enforceable by anyone.

6.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Incremental Warrant. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of shares sufficient for the exercise in full of this Incremental Warrant, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 6.3 in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. The Company covenants and agrees that upon the exercise of this Incremental Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person. The Company covenants and agrees that all shares of Common Stock issuable upon exercise of this Incremental Warrant shall be approved for listing on Nasdaq, or, if that is not the principal trading market for the Common Stock at such time, such principal market on which the Common Stock is then traded or listed.

6.4 Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Incremental Warrant, and will at all times in good faith carry out all the provisions of this Incremental Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Incremental Warrant above the Warrant Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Incremental Warrant.

7. Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Incremental Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Incremental Warrant or such shares.

8. Miscellaneous Provisions.

8.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

8.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Holder to or on the Company shall be sufficiently given when so delivered if by email, hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

Purple Innovation, Inc.
4100 North Chapel Ridge Rd., Suite 200
Lehi, UT 84043
Email: legal@purple.com

8.3 Applicable Law. The validity, interpretation, and performance of this Incremental Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Incremental Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Incremental Warrant any right, remedy, or claim under or by reason of this Incremental Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Incremental Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Incremental Warrant.

8.5 Counterparts. This Incremental Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. An electronic signature (including a “.pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) to this Incremental Warrant shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such electronic (including “.pdf”) signature page were an original thereof.

8.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

8.7 Amendments. This Incremental Warrant may be amended only in a writing signed by the Company and the Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period as set forth herein, without the consent of the Holder.

8.8 Severability. This Incremental Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Incremental Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Incremental Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Appendix A — Notice of Exercise

Appendix B — Form of Assignment

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Warrant to be duly executed as of the date first above written.

PURPLE INNOVATION, INC.

By:
	Name:	Todd Vogensen
	Title:	Chief Financial Officer

[Signature Page to Incremental Warrant Agreement]

[●]

By:
Name:
Title:

[Signature Page to Incremental Warrant Agreement]

Appendix A

NOTICE OF EXERCISE

TO: PURPLE INNOVATION, INC.

(1) The undersigned hereby elects to exercise for _________ Warrant Shares of the Company pursuant to the terms of the attached Incremental Warrant, and tenders herewith payment of the Warrant Price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2, to exercise this Incremental Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Exercising Entity:

Signature of Authorized Signatory of Exercising Entity: ___________________________________________________

Name of Authorized Signatory: ______________________________________________________________________

Title of Authorized Signatory: _______________________________________________________________________

Date: __________________________________________________________________________________________

Appendix B

ASSIGNMENT FORM

(To assign all or a portion of the foregoing Incremental Warrant, execute this form and supply required information. Do not use this form to exercise the Incremental Warrant.)

FOR VALUE RECEIVED, [●] Warrant Shares under the foregoing Incremental Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: __________________ _________,______

Holder’s Signature: ________________________________

Holder’s Address: _________________________________

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